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EXHIBIT 24(a)

                                POWER OF ATTORNEY

                     FORM 10-K ANNUAL REPORT FOR FISCAL 1999

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ellen O. Kaden and John J. Furey, each of them, until December 31, 1999, their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign Campbell Soup Company's Form 10-K Annual Report to the Securities and Exchange Commission for the fiscal year ended August 1, 1999, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                              CAMPBELL SOUP COMPANY

       Signature                                            Dated as of September 23, 1999
       ---------                                            ------------------------------
    /s/ Alva A. App                                              /s/Mary Alice Malone
    ------------------------------                               -----------------------------
    Alva A. App                                                  Mary Alice Malone


    /s/Edmund M. Carpenter                                       /s/Dale F. Morrison
    ------------------------------                               -----------------------------
    Edmund M. Carpenter                                          Dale F. Morrison

    /s/Bennett Dorrance                                          /s/Charles H. Mott
    ------------------------------                               -----------------------------
    Bennett Dorrance                                             Charles H. Mott

    /s/Thomas W. Field, Jr.                                      /s/Charles R. Perrin
    ------------------------------                               -----------------------------
    Thomas W. Field, Jr.                                         Charles R. Perrin


    /s/Kent B. Foster                                            /s/George M. Sherman
    ------------------------------                               -----------------------------
    Kent B. Foster                                               George M. Sherman


    /s/Harvey Golub                                              /s/George Strawbridge, Jr.
    ------------------------------                               -----------------------------
    Harvey Golub                                                 George Strawbridge


    /s/David K. P. Li                                            /s/Donald M. Stewart
    ------------------------------                               -----------------------------
    David K. P. Li                                               Donald M. Stewart


    /s/Philip E. Lippincott                                      /s/Charlotte C. Weber
    ------------------------------                               -----------------------------
    Philip E. Lippincott                                         Charlotte C. Weber

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